                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  on Form  10-QSB of The  Translation  Group,  Ltd.  (the
"Company")  for the quarter  ended  September 30, 2002,  as filed with the  Securities  and Exchange
Commission on the date hereof (the "Report"),  each of the undersigned  Chief Executive  Officer and
Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

         (1) The Report  fully  complies  with the  requirements  of  Section  13(a) or 15(d) of the
Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company.

/s/ Randy G. Morris
-----------------------------------
Randy G. Morris
Chief Executive Officer and Acting
Chief Financial Officer

Date: November 21, 2002